Exhibit 99.2

UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following unaudited pro forma financial information gives effect to the acquisition of the Four Seasons Washington D.C., the acquisition of the Westin St. Francis San Francisco Hotel from BRE/St. Francis, LLC, our January and May 2006 preferred stock offerings and our January and May 2006 common stock offerings. The historical financial information for the three months ended March 31, 2006 has been derived from our financial statements included in our March 31, 2006 Form 10-Q. The unaudited pro forma statement of operations data for the three months ended March 31, 2006 is presented as if the March 1, 2006 acquisition of the Four Seasons Washington D.C., the June 1, 2006 acquisition of the Westin St. Francis San Francisco Hotel , the preferred stock offerings and the common stock offerings had occurred on January 1, 2006. The unaudited pro forma balance sheet data as of March 31, 2006 is presented as if the May 2006 preferred stock offering, May 2006 common stock offering, and the acquisition of the Westin St. Francis San Francisco Hotel had occurred on March 31, 2006.

The unaudited pro forma financial information is presented for informational purposes only and does not purport to represent what our results of operations would actually have been if the transactions had in fact occurred on the earlier date discussed above. It also does not project or forecast our consolidated results of operations for any future date or period.

Unaudited Pro Forma Consolidated Balance Sheets

March 31, 2006

(in thousands)

	Strategic Hotels & Resorts, Inc. and Subsidiaries Historical March 31, 2006	Preferred Stock Offering		Common Stock Offering		Westin St. Francis Acquisition		Other Adjustments		Strategic Hotels & Resorts, Inc. and Subsidiaries Pro Forma March 31, 2006
Assets
Property and equipment	$1,491,774	$—		$—		$378,800	(3a)	$—		$1,870,574
Less accumulated depreciation	(231,452)									(231,452)

Net property and equipment	1,260,322	—		—		378,800		—		1,639,122

Goodwill	106,667					56,476	(3b)			163,143
Intangible assets	1,940					3,200	(3c)			5,040
						(100	) (3d)
Investment in joint ventures	86,491									86,491
Cash and cash equivalents	77,801	138,472	(1a)	318,280	(2a)	256	(3e)			77,801
				(18,162	) (2a)	(438,846	) (3f)
Restricted cash and cash equivalents	23,741									23,741
Accounts receivable, net	46,864					5,166	(3g)			52,030
Deferred financing costs, net	7,154									7,154
Other assets	89,471					3,239	(3h)			92,710
Insurance recoveries receivable	31,398									31,398

Total assets	$1,731,849	$138,472		$300,118		$8,191		$—		$2,178,630

Liabilities and Shareholders’ Equity
Liabilities:
Mortgages and other debt payable	$625,710	$—		$—		$—		$—		$625,710
Bank credit facility	30,000			(18,162	) (2a)					11,838
Accounts payable and accrued expenses	120,664					8,291	(3i)			128,955
Distributions payable	14,654									14,654
Deferred gain on sale of hotels	101,605									101,605

Total liabilities	892,633	—		(18,162)		8,291		—		882,762

Minority interests in SHR’s operating partnership	11,504							2,284	(4a)	13,788
Minority interests in consolidated hotel joint ventures	11,085									11,085

Shareholders’ equity:
8.5% Series A Cumulative Redeemable Preferred Shares	97,553									97,553
8.25% Series B Cumulative Redeemable Preferred Shares	110,878									110,878
8.25% Series C Cumulative Redeemable Preferred Shares	—	138,472	(1a)							138,472
Common shares	591			161	(2a)					752
Additional paid-in capital	908,839			318,119	(2a)			(2,284	) (4a)	1,224,674
Deferred compensation	(5,483)									(5,483)
Accumulated deficit	(239,330)					(100	) (3d)	—		(239,430)
Accumulated distributions	(70,607)									(70,607)
Accumulated other comprehensive income	14,186									14,186

Total shareholders’ equity	816,627	138,472		318,280		(100)		(2,284)		1,270,995

Total liabilities and shareholders’ equity	$1,731,849	$138,472		$300,118		$8,191		$—		$2,178,630

Notes to Unaudited Pro Forma Consolidated Balance Sheet as of March 31, 2006

1.	Preferred Offering –On May 17, 2006, we completed an offering of 5,750,000 shares of 8.25% Series C Cumulative Redeemable Preferred Shares, par value $0.01 per share (liquidation preference $25.00 per share). After discounts, commissions and estimated expenses, we raised net proceeds of $138.5 million. The net proceeds were used to partially fund the acquisition of the Westin St. Francis. The following adjustment was made to account for the proceeds of the preferred stock offering:

a)	Reflects the $138.5 million net proceeds received from the preferred offering. The net proceeds were used to partially fund the acquisition of the Westin St. Francis.

2.	Common Offering –On May 24, 2006 we completed a public offering of 16,100,000 shares of common stock at a price of $20.50 per share. After discounts, commissions and estimated expenses, we raised net proceeds of $318.3 million. The net proceeds were used to repay existing indebtedness under our credit facility and to partially fund the acquisition of the Westin St. Francis. The following adjustment was made to account for the proceeds of the common stock offering:

a)	Reflects the $318.3 million net proceeds received from the common offering. The net proceeds were used to repay $18.2 million of outstanding borrowings under our revolving line of credit and to partially fund the acquisition of the Westin St. Francis.

3.	Westin St. Francis Acquisition – On June 1, 2006 we purchased the Westin St. Francis hotel for $440.0 million ($438.8 million, net of working capital prorations and a credit for capital repairs). We used proceeds from common and preferred stock offerings to acquire this property. The following pro forma adjustments were made to account for this acquisition:

a)	Reflects property and equipment at an aggregate value of $378.8 million.

b)	Reflects $56.5 million of goodwill.

c)	Reflects $3.2 million of other intangible assets, with an amortizable life of eight years.

d)	Reflects the $0.1 million adjustment to reflect amortization expense for the three months ended March 31, 2006 on other intangible assets

e)	Reflects $0.3 million of hotel-level cash and cash equivalents.

f)	Reflects $438.8 million of cash paid to fund the transaction.

g)	Reflects $5.2 million of net accounts receivable.

h)	Reflects $3.2 million of other assets.

i)	Reflects $8.3 million of accounts payable and accrued expenses.

4.	Other Adjustments – To adjust minority interest for all pro forma activity, we have made the following additional adjustment:

a)	Reflects the $2.3 million adjustment for minority interest to give effect to the 1.47% interest in the operating partnership owned by others.

Unaudited and Pro Forma Consolidated Statements of Operations

For the Three Months Ended March 31, 2006

(in thousands, except shares and per share amounts)

	Strategic Hotels & Resorts, Inc. and Subsidiaries Historical	Four Seasons Washington DC Acquisition		Westin St. Francis Acquisition		Other Adjustments		Strategic Hotels & Resorts, Inc. and Subsidiaries Pro Forma
Revenues:
Rooms	$71,719	$3,246	(1a)	$15,158	(2a)	$—		$90,123
Food and beverage	42,855	1,935	(1b)	11,393	(2b)			56,183
Other hotel operating revenue	12,398	720	(1c)	3,420	(2c)			16,538

	126,972	5,901		29,971		—		162,844
Lease revenue	3,801							3,801

Total revenues	130,773	5,901		29,971		—		166,645

Operating Costs and Expenses:
Rooms	16,932	1,010	(1d)	5,016	(2d)			22,958
Food and beverage	29,686	1,967	(1e)	9,009	(2e)			40,662
Other departmental expenses	33,735	566	(1f)	2,537	(2f)			36,838
Management fees	3,878	172	(1g)	2,508	(2g)			6,558
Other property level expenses	8,105	2,544	(1h)	5,125	(2h)			15,774
Lease expense	3,224							3,224
Depreciation and amortization	13,741	743	(1i)	3,578	(2i)			18,062
Corporate expenses	5,673							5,673

Total operating costs and expenses	114,974	7,002		27,773		—		149,749

Operating income (loss)	15,799	(1,101)		2,198		—		16,896
Interest expense	(7,606)					114	(3a)	(7,492)
Interest income	1,182							1,182
Equity in losses of joint ventures	(1,619)							(1,619)
Other income, net	1,613							1,613

Income (loss) before income taxes and minority interest	9,369	(1,101)		2,198		114		10,580
Income tax expense	(1,664)							(1,664)
Minority interest expense in SHR’s operating partnership	(365)	64	(1j)	(78	)(2j)	(4	)(3b)	(383)
Minority interest expense in consolidated hotel joint ventures	(196)							(196)

Income (loss) from continuing operations	$7,144	$(1,037)		$2,120		$110		$8,337

Pro forma income from continuing operations applicable to common shareholders per share:
Basic:								$0.01 (4)
Diluted:								$0.01 (4)

Notes to Unaudited and Pro Forma Consolidated Statements of Operations for the Three Months Ended March 31, 2006

1.	Four Seasons Washington D.C. Acquisition – On March 1, 2006 we purchased the Four Seasons Washington D.C. hotel. We used proceeds from common and preferred stock offerings to acquire this property. The following pro forma adjustments were made to account for this acquisition:

a)	Reflects $3.2 million of room revenue.

b)	Reflects $1.9 million of food and beverage revenue.

c)	Reflects $0.7 million of other hotel operating revenue.

d)	Reflects $1.0 million of rooms expense.

e)	Reflects $2.0 million of food and beverage expense.

f)	Reflects $0.6 million of other departmental expenses.

g)	Reflects $0.2 million of management fees.

h)	Reflects $2.5 million of other property level expenses.

i)	Reflects $0.7 million of depreciation and amortization expense.

j)	Reflects the $0.1 million adjustment for minority interest to give effect to the weighted average 5.86% interest in the operating partnership owned by others.

2.	Westin St. Francis Acquisition – On June 1, 2006 we purchased the Westin St. Francis hotel. We used proceeds from common and preferred stock offerings to acquire this property. The following pro forma adjustments were made to account for this acquisition:

a)	Reflects $15.2 million of room revenue.

b)	Reflects $11.4 million of food and beverage revenue.

c)	Reflects $3.4 million of other hotel operating revenue.

d)	Reflects $5.0 million of rooms expense.

e)	Reflects $9.0 million of food and beverage expense.

f)	Reflects $2.5 million of other departmental expenses.

g)	Reflects $2.5 million of management fees.

h)	Reflects $5.1 million of other property level expenses.

i)	Reflects $3.5 million of depreciation and amortization expense. Reflects the $0.1 million adjustment to reflect amortization expense for the three months ended March 31, 2006 on other intangible assets.

j)	Reflects the $0.1 million adjustment for minority interest to give effect to the weighted average 3.57% interest in the operating partnership owned by others.

3.	Other Adjustments – To adjust amortization expense, interest expense and minority interest for all pro forma activity, we have made the following additional adjustments:

a)	Reflects the $0.1 million elimination of historical interest expense related to the revolving credit facility. The debt to which this historical interest expense relates was partially retired with the net proceeds received from the preferred offering.

b)	Reflects the $4,000 adjustment for minority interest to give effect to the weighted average 3.57% interest in the operating partnership owned by others.

4.	Income From Continuing Operations Applicable to Common Shareholders Per Share Calculation – The following table calculates the pro forma weighted average basic and diluted income from continuing operations applicable to common shareholders per share:

	Basic	Diluted
	(In thousands except per share amounts)
Historical basic and diluted weighted average shares outstanding for the three months ended March 31, 2006	46,763	46,763
Pro forma impact of common stock offerings	18,733	18,733
Restricted stock units no longer dilutive under pro forma income from continuing operations	—	177

Pro forma basic and diluted weighted average shares outstanding for the three months ended March 31, 2006	65,496	65,673

Pro forma income from continuing operations for the three months ended March 31, 2006	$8,337	$8,337
Historical preferred shareholder dividends	(2,125)	(2,125)
Pro forma Series B Preferred shareholder dividend	(2,372)	(2,372)
Pro forma Series C Preferred shareholder dividend	(2,965)	(2,965)

Pro forma income from continuing operations applicable to common shareholders for the three months ended March 31, 2006	$875	$875

Pro forma income from continuing operations applicable to common shareholders per share for the three months ended March 31, 2006 – basic and diluted	$0.01	$0.01